UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	January 25, 2007

CAPRIUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11914	22-2457487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One University Plaza, Hackensack, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code -	(201) 342-0900
                                                N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF  PRINCIPAL OFFICERS

(d)        On January 25, 2007, Dwight Morgan was elected to the Board of Directors of Caprius, Inc. (the “Company”) as an additional Director. Immediately prior to this election, the Company’s Board was increased to six persons and the existing directors elected Mr. Morgan to fill the vacancy resulting from the increase.

Mr. Morgan became President and Chief Executive Officer of the Company on November 13, 2006. For further information regarding Mr. Morgan, reference is made to the Company’s Form 8-K, filed on November 17, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRIUS, INC.

Date: January 29, 2007	By:	/s/Jonathan Joels
Jonathan Joels
Chief Financial Officer

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